Exhibit 99.2

IN THE UNITED STATES DISTRICT COURT FOR THE

DISTRICT OF COLUMBIA

UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Plaintiff,

v. :

CIVIL ACTION NO.

SUNRISE SENIOR LIVING, INC.,

LARRY E. HULSE, and KENNETH J. ABOD,

Defendants.

CONSENT 01? DEFENDANT SUNRISE SENIOR LIVING, INC.

1. Defendant Sunrise Senior Living, Inc. (“Defendant”) waives service of the complaint in this action, enters a general appearance, and admits the Court’s jurisdiction over Defendant and over the subject matter of this action.

2. Without admitting or denying the allegations of the complaint (except as to personal and subject matter jurisdiction, which Defendant admits), Defendant hereby consents to the entry of the final Judgment in the form attached hereto (the “Final Judgment”) and incorporated by reference herein, which, among other things:

(a) permanently restrains and enjoins Defendant from violations of Section 13(a) of the Securities Exchange Act of 1934 (“Exchange Act”) [15 U.S.C. § 78m(a)J and Sections 13(b)(2)(A) and (B) [15 U.S.C. § 78ni(b)(2)(A) and (B)] of the Exchange Act, and Rules 12b-20, 13a-1, 13a-13, and 13b2-l thereunder [17 C.F.R. § 240.12b-20, § 240.13a-l, §240.13a-13, and § 240.1.3b2-l].

3, Defendant waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

4. Defendant acknowledges that the Court is not imposing a civil penalty based on Defendant’s cooperation in a Commission investigation or related enforcement action. Defendant consents that if at any time following the entry of the Final Judgment the Commission obtains information indicating that Defendant knowingly provided materially false or misleading information or materials to the Commission or in a related proceeding, the Commission may, at its sole discretion and without prior notice to the Defendant, petition the Court for an order requiring Defendant to pay a civil penalty. In connection with the Conrmission’s motion for civil penalties, and at any hearing held on such a motion: (a) Defendant will be precluded from arguing that it did not violate the federal securities laws as alleged in the Complaint; (b) Defendant may not challenge the validity of the Judgment, this Consent, or any related Undertakings; (c) the allegations of the Complaint, solely for the purposes of such motion, shall be accepted as and deemed true by the Court; and (d) the Court may determine the issues raised in the motion on the basis of affidavits, declarations, excerpts of sworn deposition or investigative testimony, and documentary evidence without regard to the standards for summary judgment contained in Rule 56(c) of the Federal Rules of Civil Procedure. Under these circumstances, the parties may take discovery, including discovery from appropriate non- parties.

5. Defendant waives the right, if any, to a jury trial and to appeal from the entry of the Final Judgment.

6. Defendant enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Defendant to enter into this Consent.

7. Defendant agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.

8. Defendant will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon

9. Defendant waives service of the Final Judgment and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to Defendant of its terms and conditions. Defendant further agrees to provide counsel for the Commission, within thirty days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Defendant has received and read a copy of the Final Judgment.

10. Consistent with 17 C.F.R 202.5(f), this Consent resolves only the claims asserted against Defendant in this civil proceeding. Defendant acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. Defendant waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. Defendant further acknowledges that the Court’s entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Defendant understands that it shall not be permitted to contest the factual allegations of the complaint in this action.

11. Defendant understands and agrees to comply with the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegation in the complaint or order for proceedings.” 17 C.F.R. § 202.5. In compliance with this policy, Defendant agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; and (ii) that upon the filing of this Consent, Defendant hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint. If Defendant breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this action to its active docket. Nothing in this paragraph affects Defendant’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

12. Defendant hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Defendant to defend against this action. For these purposes, Defendant agrees that Defendant is not the prevailing party in this action since the parties have reached a good faith settlement.

13. En connection with this action and any related judicial or administrative proceeding or investigation- commenced by the-Commission or to- which- the Commission is a party, Defendant (i) agrees to appear and be interviewed by Commission staff at such times and places as the staff requests upon reasonable notice; (ii) will accept service by mail or facsimile transmission of notices or subpoenas issued by the Commission for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by Commission staff; (iii) appoints Defendant’s undersigned attorney as agent to receive service of such notices arid subpoenas; (iv) with respect to such notices and subpoenas, waives the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses Defendant’s travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates; and (v) consents to personal jurisdiction over Defendant in any United States District Court for purposes of enforcing any such subpoena.

14. Defendant agrees that the Commission may present the Final Judgment to the Court for signature and entry without further notice.

I5. Defendant agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

Sunrise Senior Living Inc.

By:

Name: Mark S. Ordan

Title: Chief Executive Officer

Address: Sunrise Senior Living, Inc.

7900 Westpark Drive-Ste T-90

McLean, VA 22102

On June 23, 2010, Mark S. Ordan, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so on behalf of Sunrise as its Chief Executive Officer.

Senior Living ,Inc.

Notary Public

Commission expires:

JULIE FROHNHOEFER

Notary Public

Commonwealth of Virginia

7189010

My Commission Expires Jul 31, 2012

SUNRISE SENIOR LIVING, INC. CERTIFICATE OF CORPORATE RESOLUTION

I, Mark S. Ordan do hereby certify that I am the duly elected., qualified and acting CEO of Sunrise Senior Living, Inc. (“Sunrise”), a Delaware corporation, and that the following is a complete and accurate copy of a resolution adopted by the Board of Directors of Sunrise at a meeting held on June 22, 2010 at which a quorum was present and resolved as follows:

RESOLVED: That Mark S.Ordan an Officer of this Corporation, be and hereby is authorized to act on behalf of the Corporation, and in his sole discretion, to negotiate, approve, and make the offer of settlement of Sunrise attached hereto, to the United States Securities and Exchange Commission (“Commission”) in connection with the investigation conducted by the Commission; in this connection, the aforementioned Officer be and hereby is authorized to undertake such actions as he may deem necessary and advisable, including the execution of such documentation as may be required by the Commission, in order to carry out the foregoing.

I further certify that the aforesaid resolution has not been amended or revoked in any respect and remains in full force and effect.

IN WITNESS WHEREOF, I have executed this Certificate as a sealed instrument this 23rd day of June, 2010.

By:

Name: Mark S. Ordan

Title: Chief Executive Officer

Sunrise Senior Living, Inc.

Notary

Approved as to form:

[Sunrise attorney’s name, address, and telephone number]

Attorney for Defendant

Donhas A Fellman, Hojan lovells us LLP, 555 13th ST NW Washington D.C 2004-2009 202-637-5714

City/County of Fairfax

Commonwealth of Virginis

Subscribed and sworn to before me

this 23rd day of June, 2010

by Mark S. Ordan Notary Public

My commission expires 7/31/12

JULLE FROHNHOEFER

Notary Public

Commonweath of Virginis

7189910

My Commission Expirse Jul 31, 2012

IN THE UNITED STATES DISTRICT COURT FOR THE

DISTRICT OF COLUMBIA

UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Plaintiff,

v.

CIVIL ACTION NO.

SUNRISE SENIOR LIVING, INC.,

LARRY E. HULSE, and KENNETH J. ABOD,

Defendants.

FINAL JUDGMENT AS TO SUNRISE SENIOR LIVING, INC.

The Securities and Exchange Commission having filed a Complaint and Defendant Sunrise Senior Living, Inc. having entered a general appearance; consented to the Court’s jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 13(a) of the Securities Exchange Act of 1934 (“Exchange Act”) [15 U.S.C. § 78m(a)] and

Rules 12b-20, 13a-1, and 13a-13 thereunder [17 C.F.R. §240.12b-20, §240.13a-l, and §240.13a-13] by failing to file with the Commission such accurate and complete information and documents as are required by the Commission pursuant to Section 13(a) and Rules 12b-20, 13a-l, and 13a-13.

II

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that

Defendant and Defendant’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Sections 13(b)(2)(A) and (B) [15 U.S.C. § 78m(b)(2)(A) and (b)] of the Exchange Act by failing to make or keep books, records, and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Defendant, or in failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to conform with Generally Accepted Accounting Principles or any other applicable criteria and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

III

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that

Defendant and Defendant’s agents, servants, employees, attorneys, and all persons in

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active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Rule 13b2.l of the Exchange Act [17 C.F.R. §240.13b2-l1 by directly or indirectly falsifying, or causing to be falsified, any book, record or account subject to Section I 3(b)(2)(A) of the Exchange Act.

IV

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that

based on Defendant’s cooperation in a Commission investigation or related enforcement action, the Court is not ordering Defendant to pay a civil penalty. If at any time following the entry of the Final Judgment the Commission obtains information indicating that Defendant knowingly provided materially false or misleading information or materials to the Commission or in a related proceeding, the Commission may, at its sole discretion and without prior notice to the Defendant, petition the Court for an order requiring Defendant to pay a civil penalty. In connection with any such petition and at any hearing held on such a motion: (a) Defendant will be precluded from arguing that it did not violate the federal securities laws as alleged in the Complaint; (b) Defendant may not challenge the validity of the Judgment, this Consent, or any related Undertakings; (c) the allegations of the Complaint, solely for the purposes of such motion, shall be accepted as and deemed true by the Court; and (d) the Court may determine the issues raised in the motion on the basis of affidavits, declarations, excerpts of sworn deposition or investigative testimony, and documentary evidence without regard to the standards for summary judgment contained in Rule 56(c) of the Federal Rules of Civil Procedure.

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Under these circumstances, the parties may take discovery, including discovery from appropriate non-parties.

V

.IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

VI

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

Dated:

UNITED STATES DISTRICT JUDGE

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